Revenue	12 Months Ended
Jun. 30, 2023
Text block [abstract]
Revenue
2    Revenue
Revenue by segment and asset

	2023	2022	2021
	US$M	US$M	US$M
Escondida	8,847	9,500	9,470
Pampa Norte	2,491	2,670	1,801
Copper South Australia 1	2,806	1,776	2,211
Third-party products	1,863	2,903	2,244
Other	20	–	–

Total Copper 2	16,027	16,849	15,726

Western Australia Iron Ore	24,678	30,632	34,337
Third-party products	21	19	18
Other	113	116	120

Total Iron Ore	24,812	30,767	34,475

BHP Mitsubishi Alliance	7,652	10,254	3,537
New South Wales Energy Coal	3,306	3,035	839
Other 3	–	2,260	778

Total Coal 4	10,958	15,549	5,154

Group and unallocated items 5	2,020	1,933	1,566
Inter-segment adjustment	–	–	–

Total revenue	53,817	65,098	56,921

1	Includes Olympic Dam as well as Prominent Hill and Carrapateena since acquisition on 2 May 2023 as part of the acquisition of OZ Minerals Ltd (OZL).

2
Total Copper revenue includes: copper US$14,902 million (2022: US$15,992 million; 2021: US$14,812 million) and other US$1,125 million (2022: US$857 million; 2021: US$914 million). Other consists of silver, zinc, molybdenum, uranium and gold.

3	Comparative periods include revenue related to BHP Mitsui Coal (BMC) divested in May 2022.

4	Total Coal revenue includes: metallurgical coal US$7,430 million (2022: US$11,990 million; 2021: US$4,260 million) and energy coal US$3,528 million (2022: US$3,559 million; 2021: US$894 million).

5	Group and unallocated items revenue includes: Nickel West US$2,009 million (2022: US$1,926 million; 2021: US$1,545 million) and other revenue US$11 million (2022: US$7 million; 2021: US$21 million).
Revenue consists of revenue from contracts with customers of US$53,910 million (2022: US$65,504 million; 2021: US$55,562 million) and other revenue predominantly relating to provisionally priced sales of US$(93) million (2022: US$(406) million; 2021: US$1,359 million).
Recognition and measurement
The Group generates revenue from the production and sale of commodities. Revenue is recognised when or as control of the promised goods or services passes to the customer. In most instances, control passes when the goods are delivered to a destination specified by the customer, typically on board the customer’s appointed vessel. Revenue from the provision of services is recognised over time as the services are provided, but does not represent a significant proportion of total revenue and is aggregated with the respective asset and product revenue for disclosure purposes.
The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services.
Where the Group’s sales are provisionally priced, the final price depends on future index prices. The amount of revenue initially recognised is based on the relevant forward market price. Adjustments between the provisional and final price are accounted for under IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9), separately recorded as other revenue and presented as part of the total revenue of each asset. The period between provisional pricing and final invoicing is typically between 60 and 120 days.
Revenue from the sale of significant
by-products
is included within revenue. Where a
by-product
is not significant, revenue is credited against costs.
The Group applies the following practical expedients:

•	expected consideration is not adjusted for the effects of the time value of money if the period between the delivery and when the customer pays for the promised good or service is one year or less

•
no disclosure is provided for information relating to unfulfilled performance obligations, either due to the expected duration of the contract term being one year or less, or for longer term contracts, because the entity has a right to consideration (and can recognise revenue) for goods delivered